UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event Reported): December 19, 2018

Scholar Rock Holding Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	001-38501	82-3750435
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

620 Memorial Drive, 2nd Floor, Cambridge, MA 02139
(Address of Principal Executive Offices) (Zip Code)

(857) 259-3860
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This amendment (the “Amendment”) to the Current Report on Form 8-K of Scholar Rock Holding Corporation (the “Company”), originally filed on December 19, 2018 (the “Original Report”), is being filed to include copies of (i) the Master Collaboration Agreement (the “Collaboration Agreement”), by and between Scholar Rock, Inc., a wholly owned subsidiary of the Company and Gilead Sciences, Inc. (“Gilead”), dated December 19, 2018 as Exhibit 10.1 to the Original Report, (ii) the Form of License Agreement (the “License Agreement”) as Exhibit 10.2 to the Original Report, (iii) the Share Purchase Agreement (the “Share Purchase Agreement”), by and between the Company and Gilead, dated December 19, 2018 as Exhibit 10.3 to the Original Report, (iv) the Registration Rights Agreement (the “Registration Rights Agreement”), by and among the Company, Gilead and certain Company stockholder signatories named therein, dated December 19, 2018 as Exhibit 10.4 to the Original Report and (v) the Irrevocable Registration Rights Waiver and Amendment (the “Registration Rights Waiver”, together with the Collaboration Agreement, the License Agreement, the Share Purchase Agreement and the Registration Rights Agreement, the “Agreements”), by and among the Company and certain Company stockholder signatories named therein, dated December 19, 2018 as Exhibit 10.5 to the Original Report. Confidential treatment has been requested for certain portions of the Collaboration Agreement and the License Agreement. Omitted portions have been filed separately with the U.S. Securities and Exchange Commission. Except as provided below, the Original Report and exhibits are otherwise unaltered by this Amendment.

Item 1.01. Entry into a Material Definitive Agreement.

The Agreements are incorporated by reference into Item 1.01 of the Original Report.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1†	Master Collaboration Agreement, dated December 19, 2018, by and between Scholar Rock, Inc. and Gilead Sciences, Inc.
10.2†	Form of License Agreement (incorporated by reference to Exhibit A to Exhibit 10.1).
10.3	Share Purchase Agreement, dated December 19, 2018, by and between Scholar Rock Holding Corporation and Gilead Sciences, Inc.
10.4	Registration Rights Agreement, dated December 19, 2018, by and among Scholar Rock Holding Corporation, Gilead Sciences, Inc. and Scholar Rock Holding Corporation stockholder signatories named therein.
10.5

Irrevocable Registration Rights Waiver and Amendment, dated December 19, 2018, by and among Scholar Rock Holding Corporation, Gilead Sciences, Inc. and Scholar Rock Holding Corporation stockholder signatories named therein.

† Confidential portions of this exhibit have been redacted and filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request in accordance with Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Scholar Rock Holding Corporation

Date: December 26, 2018	By:	/s/ Junlin Ho
Junlin Ho
VP, Head of Corporate Legal